. . . OceanFirst Financial Corp. Investor Presentation May 2019

I N V E S T O R P R E S E N T A T I O N . . . Forward Looking Statements In addition to historical information, this presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: changes in interest rates, general economic conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters and increases to flood insurance premiums, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area, accounting principles and guidelines and the Bank’s ability to successfully integrate acquired operations. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, under Item 1A - Risk Factors and elsewhere, and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. 2

. . . About OceanFirst Financial Corp. 3

I N V E S T O R P R E S E N T A T I O N . . . OceanFirst Financial Corp. • NASDAQ: OCFC • Market Cap: $1.3 billion 1 • Bank Holding Company with National Bank Subsidiary • Founded in 1902 • Asset Value of $8.1 billion 2 • 63 Full-Service Branches in Central and Southern New Jersey 2 Headquarters OceanFirst Bank Branches OceanFirst Bank Loan Offices 1 As of May 1, 2019 4 2 As of March 31, 2019

I N V E S T O R P R E S E N T A T I O N . . . Investment Thesis • Low-Cost and Durable Deposit Base • Cost of deposits is one of the lowest in the state of New Jersey at 57 basis points, increasing slowly in response to rising rate environment • Strength of Assets • Strong and diversified balance sheet underpins flexibility to grow the business • Digital Innovation • Investing in direct banking and cyber security initiatives to stay current with leading industry practices • Disciplined and Strategic M&A • Acquired attractive and underappreciated assets in exurban markets at favorable prices • Bench Strength • Deep banking, regulatory, M&A, and integration experience • Conservative Risk Culture • Commitment to management of credit, interest rate and regulatory / compliance risk • Insider Ownership • Substantial insider ownership aligned with shareholder interest 5

I N V E S T O R P R E S E N T A T I O N . . . Commitment to Execution Our Recent Accomplishments... …Lead to Our Path Forward • Five Acquisitions Closed in Four Years • Local to Regional Scale • Capital Bank of New Jersey Acquisition • Increased Investment in Direct Banking & Closed on January 31, 2019 Digital Engagement • Consolidated 33 Branches in the Last • Maximizing Real Estate to Anticipate the Two Years with Nominal Deposit Evolving Needs of our Employees and Losses, while Realizing Substantial Cost Customers Savings • Further Loan Portfolio Diversification: • Building a “Digital Culture” Throughout Sector, Industry, Geography and Vintage the Bank • Strong Total Shareholder Return 6

. . . Our Business 7

I N V E S T O R P R E S E N T A T I O N . . . First Quarter 2019 Highlights Financial Highlights Operational Highlights • Core Net Income of $25.6 million • The full integration of Capital Bank on • Up 27% y/y target for Q2 2019 completion • Core Diluted EPS of $0.51 • New LPOs in Philadelphia and New • Up 13% y/y York City with Daniel Harris hired as • Net Interest Margin of 3.78% New York Regional President • Up 5 basis points y/y • Branch consolidation • Strong Core ROA of 1.32% and • 7 planned in 2019 Core ROTE of 14.46% • Core deposits 1 represent 85% of total • On January 31, 2019, completed the deposits, an effective hedge against acquisition of Capital Bank of New rising interest rates, with cost of Jersey (Capital Bank) deposits of only 57 bps • Refer to page 32 8 1 All deposits except certificates of deposit

I N V E S T O R P R E S E N T A T I O N . . . Net Interest Margin Operational Highlights Net Interest Margin 2 4.50 • Cost of deposits increased only 9 bps from 4Q18 to 1Q19 4.00 3.81 3.48 3.50 • Non-interest bearing deposits 3.00 are 20% of average balance of 2.50 total deposits 1 2.22 2.00 Percentage • Balanced interest rate risk 1.50 position 1.00 0.50 0.00 2013 2014 2015 2016 2017 2018 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Fed Funds Effective Rate OceanFirst Bank Peer Average 1 Based on average balances for the three months ended March 31, 2019 9 2 Source: Bank Reg Data

I N V E S T O R P R E S E N T A T I O N . . . Deposit Growth with Branch Consolidation Total Deposits Per Branch 7,000 125 Average Deposits Per Branch ($ Millions) ($ Branch Deposits Per Average Strength and Durability of Low-Cost 6,000 Deposit Position 100 • Target average branch size above 5,000 $100 million 75 • Deploying Video Teller Machines across 4,000 footprint 3,000 • Cost of deposits increased 24 bps in 1Q 50 2019 as compared to the prior year quarter, Total Deposits Millions) ($ 2,000 a deposit beta of 32% in relation to the 25 change in the target Federal Funds rate 1,000 from March 2018 to March 2019 0 0 2014* 2015* 2016* 2017* 2018* 2019** Total Deposits Average Deposits Per Branch 10 *As of December 31, 2018 ** As of March 31, 2019

I N V E S T O R P R E S E N T A T I O N . . . Loan Composition Emphasizes Commercial Total Loans Outstanding Loans by Customer Segment – 2019** 2015* 2016* 44% 2017* 56% 2018* 2019** Commercial Consumer Consumer Commercial $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 (in millions) Residential Home Equity & Consumer Investor CRE Owner Occupied CRE C&I Loans 11 *As of December 31, **As of March 31,

I N V E S T O R P R E S E N T A T I O N . . . Conservative CRE Portfolio Reflects Strategic Execution CRE to Total Risk Based Capital 0 100 200 300 400 500 600 700 800 Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Capacity to grow Investor Peer 7 CRE by $306 million while Peer 8 remaining under 300% Peer 9 Peer 10 OceanFirst Bank 258  OceanFirst Actual Peer 11 Peer Group Average 331  Peer Group Average Peer 12 Peer 13 Peer 14 Peer 15 Peer 16 Peer 17 Peer 18 Peer 19 Peer 20 Peer 21 Peer 22 Peer 23 Domestic CRE Loans (Construction, Multifamily & Other Nonfarm Non-residential) to Total Risk Based Capital. Supervisory guideline is 300% of TRBC. Peers include: BHLB, BMTC, CBU, CUBI, DCOM, EGBN, FCF, FFIC, INDB, LBAI, NBTB, NFBK, NWBI, ORIT, PFS, PGC, SASR, STBA, TMP, TOWN, UVSP, WSBC and WSFS. Source: BankRegData.com 12 As of December 31, 2018

I N V E S T O R P R E S E N T A T I O N . . . Generating Consistent & Attractive Returns 16.0% 1.50% 1.35% 14.0% 1.20% 12.0% 1.05% Return on Assets on Return 10.0% 0.90% 8.0% 0.75% 0.60% 6.0% 0.45% 4.0% 0.30% ReturnTangibleon Equity Common 2.0% 0.15% 0.0% 0.00% 2015 20161 20171 2018 1 2019 1 2 Core Return on Tangible Common Equity Core Return on Assets • Continued focus on improving efficiencies through acquisition synergies and branch consolidations 1 For 2015, 2016, 2017, 2018 and 2019, excludes merger related expenses. For 2016, also excludes Federal Home Loan Bank prepayment fee and loss on sale of investment securities. For 2017, 2018 and 2019, also excludes the effect of branch consolidation expense. For 2017 and 2018, also excludes the effect of additional income tax expense (benefit) related to the Tax Cuts and Jobs Act. 13 2 For 2019, Q1 results are annualized.

I N V E S T O R P R E S E N T A T I O N . . . Credit Metrics Reflect Conservative Culture Non-Performing Loans by Source (Percent of Loans Receivable) NET CHARGE-OFFS 0.07% 0.15% 0.10% 0.05% 0.03% (Annualized) 1.00% 0.91% 0.90% 0.80% 0.70% 0.60% 0.52% 0.50% 0.40% 0.35% 0.35% 0.31% 0.30% 0.20% 0.10% Non-Performing Non-Performing Loans as Percent Total of Loans Receivable 0.00% 2015 2016 2017 2018 YTD 2019 Residential Consumer Commercial Real Estate Commercial & Industrial 14

. . . Our Strategy 15

I N V E S T O R P R E S E N T A T I O N . . . Asset Growth Supplemented by Strategic M&A Opportunistic Acquisitions of Local Community Banks Target Closing Date Transaction Value Total Assets Colonial American Bank July 31, 2015 $ 12 million $ 142 million Cape Bancorp May 2, 2016 $196 million $1,518 million Ocean Shore Holding Co. November 30, 2016 $146 million $1,097 million Sun Bancorp, Inc. January 31, 2018 $475 million $2,044 million Capital Bank of New Jersey January 31, 2019 $77 million $494 million Weighted average(1): Price/Tangible Book Value 156%; Core Deposit Premium 9.1% 16 (1) At time of announcement.

INVESTOR PRESENTATION

OCEANFIRST

New Jersey Expansion Opportunities

- New Jersey is an attractive market [1]
  - Statewide Total Population of 8.9 million
  - Most densely populated state
  - 11th most populous state
  - Median household income of $72,000
- Significant opportunities for acquisitions to build customer base
- Administrative offices established in Red Bank, NJ, consolidating 19 operating facilities to two locations
- Support expansion in Metropolitan Philadelphia and Metropolitan New York



New York
Hunterdon
Middlesex
Mercer
Monmouth
Philadelphia
Ocean
Burlington
Camden
Gloucester
Atlantic
Cumberland
Cape May
Population of 4.3 million with deposits of $130 billion
Headquarters
OceanFirst Bank Branches
OceanFirst Bank Loan Offices

[1] US Census Bureau

17

I N V E S T O R P R E S E N T A T I O N . . . Regional Opportunities for M&A Philadelphia Area New York City Metro Area • 4 Banks with Assets Between $400M and $1B • 6 Banks with Assets Between $400M and $1B • 11 Banks with Assets Between $1B and $10B • 6 Banks with Assets Between $1B and $10B New Jersey • 15 Banks with Assets Between $400M and $1B • 19 Banks with Assets Between $1B and $10B Headquarters OceanFirst Bank Branches OceanFirst Bank Loan Offices Regional banking data as of June 30, 2018 18 Source: FDIC

INVESTOR PRESENTATION

OCEANFIRST

Data Driven Digital Strategy

Mobile Apps
90-Day Active
Up 55% y/y

Online Banking
90-Day Active
Up 43% y/y

Mobile Deposits
Up 73% y/y

Monthly Bills
Paid Digitally
Up 26% y/y

100% Certified Digital Bankers

All branch staff are now trained to support our customers' use and adoption of digital services.

Digital Services

- Online Banking, Mobile & Tablet Apps
- Biometric ID verification
- Remote Check Deposit
- Bill Pay
- Pop Money (P2P)
- Money Management (PFM)
- Online Account Opening
- eWallets: Apple, Samsung & Google
- Digital Loyalty Programs
- Card Valet Fraud Mitigation
- Extended Hours Video Banking

- **Delivering results that are measurable, repeatable, and scalable, which:**
  - Increase customer retention
  - Increase share of wallet
  - Reduce cost to serve
  - Anticipate and support evolving customer needs

Data as of December 31, 2018

19

INVESTOR PRESENTATION

Organic Digital Banking Initiatives

nest egg at OceanFirst

- Hybrid robo-advisor product offered by our partner RIA, NestEgg
- Replaced prior third-party broker/dealer investment sales program
- Launched in September, 2018
- Branch training complete, hardware installed, sales underway
- Conversion of existing broker/dealer accounts complete

AmiGo by OceanFirst Bank

- Spending (checking) account designed for digitally focused customers
- Features aligned with Best-In-Class, like Finn by Chase
- Branded with fun, timely, and hip advertising campaign
- GeoTargeting inside/contiguous to OceanFirst footprint
- Digital marketing campaign launched in December, 2018

20

I N V E S T O R P R E S E N T A T I O N . . . Protecting Our Clients with Cyber Security • Remains current with evolving industry-wide standards • Real-time analytical tools in place for fraud protection and firewall security • Use of top tier, neural-based, real-time debit card fraud analytics • Qualified, certified senior InfoSec personnel, backed up by: • Ongoing significant investments in technology, education and training • Board of Directors with cyber security focus and expertise 21

I N V E S T O R P R E S E N T A T I O N . . . Strategic Capital Allocation Generates Shareholder Returns Returned Capital to Shareholders $45 $40 • Stable & competitive dividend $35 • 89th consecutive quarter $30 • Historical Payout Ratio of 30% to 40% $25 • Repurchased 159,307 shares in 1Q19; $20 Annualized 1.1 million shares remain available for $15 repurchase Annual Annual Return Capital of Millions) ($ $10 $5 • Strategic acquisitions in critical new $0 markets 2014 2015 2016 2017 2018 2019 • Total Shareholder Return Cash Dividends Share Repurchases December 31, 2012 to March 31, 2019 Total Cash Returned to Shareholders: of 107%; CAGR 12% $119.2 million 22

INVESTOR PRESENTATION

An Experienced Management Team

Executive	Title	Years at OceanFirst	Selected Experience
Christopher D. Maher	Chairman, President, Chief Executive Officer	6	Patriot National Bancorp Dime Community Bancshares
Joseph J. Lebel III	Executive Vice President, Chief Operating Officer	13	Wachovia Bank N.A. First Fidelity
Michael J. Fitzpatrick	Executive Vice President, Chief Financial Officer	26	KPMG
Joseph R. Iantosca	Executive Vice President, Chief Information Officer	15	BISYS Banking Solutions Newtrend LLC
Steven J. Tsimbinos	Executive Vice President, General Counsel	8	Thacher Proffit & Wood Lowenstein Sandler PC
Grace M. Vallacchi	Executive Vice President, Chief Risk Officer	1	Office of the Comptroller of the Currency First Union
Michele Estep	Executive Vice President, Chief Administrative Officer	1	Sun National Bancorp Key Bank

- **Substantial insider ownership of 9%, including Directors and Executive Officers, ESOP and OceanFirst Foundation.**

23

INVESTOR PRESENTATION

OceanFirst Foundation: Serving Our Communities


OCEANFIRST
2017
Dollars
Five Thousand

- Over $37 million has been granted to organizations serving OceanFirst's market
- Provided $500,000 in grants dedicated to assisting our neighbors after Superstorm Sandy devastated the Jersey Shore in 2012
- First foundation established in the country during a mutual conversion to IPO (July 1996)
- Completed merger of Cape Foundation into OceanFirst Foundation in 2016 and merger of Ocean City Home Foundation in 2017
- OceanFirst Foundation has assets of almost $30 million

24

I N V E S T O R P R E S E N T A T I O N . . . Investment Thesis • Low-Cost and Durable Deposit Base • Cost of deposits is one of the lowest in the state of New Jersey at 57 basis points, increasing slowly in response to rising rate environment • Strength of Assets • Strong and diversified balance sheet underpins flexibility to grow the business • Digital Innovation • Investing in direct banking and cyber security initiatives to stay current with leading industry practices • Disciplined and Strategic M&A • Acquired attractive and underappreciated assets in exurban markets at favorable prices • Bench Strength • Deep banking, regulatory, M&A, and integration experience • Conservative Risk Culture • Commitment to management of credit, interest rate and regulatory / compliance risk • Insider Ownership • Substantial insider ownership aligned with shareholder interest 25

. . . Investor Relations Inquiries Jill A. Hewitt Senior Vice President, Director of Investor Relations & Corporate Communications jhewitt@oceanfirst.com (732) 240-4500, ext. 7513 26

. . . Appendix 27

INVESTOR PRESENTATION

OCEANFIRST

Colonial American Bank Acquisition

- 100% Stock deal, valued at $11.9 million
- In-Market acquisition supports growth objective in towns of Middletown and Shrewsbury, NJ
- Favorable financial terms (adjusted for DTA realization of $2.3 million) [1]
  - Price/Tangible Book Value of 104%
    - Transaction neutral to OCFC book value
  - Price/Core Deposit Premium of 0.4%
- Modest execution risk with conservative assumptions
  - Expected cost saves of 35%, fully realized in 2016
  - Gross credit mark of $2.9 million, 2.4% of loans
- Effective execution (2015)
  - Announcement – February 25
  - Regulatory Approvals - June 17 (68 days following application)
  - Shareholder Approval - July 9
  - Closing – July 31
  - Systems Integration – October 17 (72 days following legal closing)


Middlesex
Mercer
Monmouth
Burlington
Ocean
Supports Retail Expansion in High Value Communities
Headquarters
OceanFirst Retail Branches, Commercial Loan Production Offices, and Wealth Management Office
Colonial American Retail Branches

[1] At time of announcement.

28

INVESTOR PRESENTATION

OCEANFIRST

Cape Bancorp Acquisition

- 85% stock and 15% cash, valued at $196 million
- Favorable financial terms [1]
  - Price/Tangible Book Value of 139%
  - Price/Core Deposit Premium of 4.4%
  - Expected accretion to GAAP EPS of 17% in 2017
  - Expected tangible book value dilution of 7.2%, projected earnback of approximately 3.3 years using the cross-over method and 3.8 years on a simple tangible book value earnback calculation
- Modest execution risk with conservative assumptions
  - Expected cost saves of 33%, fully realized by end of 2016
  - Expected one-time, pre-tax transaction expenses of $15.5 million
  - Gross credit mark of $25.5 million, 2.3% of loans
- Effective execution (2016)
  - Announcement – January 5
  - Regulatory Approvals – March 28 (52 days following application)
  - Shareholder Approvals – April 25
  - Closing – May 2
  - Systems Integration – completed October 15


Hunterdon
Mercer
Middlesex
Monmouth
New York
Ocean
Burlington
Camden
Gloucester
Salem
Atlantic
Cumberland
Cape May
Headquarters
OceanFirst Retail Branches, Commercial Loan Production Offices, and Wealth Management Office
Cape Bank Retail Branches and Commercial Loan Offices

[1] At time of announcement.

29

INVESTOR PRESENTATION

OCEANFIRST

Ocean Shore Holding Co. Acquisition

- Reinforces OceanFirst as the preeminent New Jersey based community banking franchise operating throughout central and southern New Jersey
- 80% stock 20% cash, valued at $181 million
- Favorable financial terms [1]
  - Price/Tangible Book Value of 132%
  - Price/Core Deposit Premium of 4.9%
  - Expected accretion to GAAP EPS of over 5% in 2018
  - Expected tangible book value dilution of 3.1%, projected earnback of approximately 3.7 years using the cross-over method and 4.1 years on a simple tangible book value earnback calculation
- Modest execution risk with conservative assumptions
  - Expected cost saves of 53%, fully realized by end of 2017
  - Expected one-time, pre-tax transaction expenses of $19 million
  - Gross credit mark of $10.0 million, 1.25% of loans
- Effective execution (2016)
  - Announcement – July 13, 2016
  - Regulatory Approvals – October 27, 2016 (72 days following application)
  - Shareholder Approvals – November 22, 2016
  - Closing – November 30, 2016
  - Systems Integration – completed May 19, 2017


Ocean
Burlington
Atlantic
Cape May
OceanFirst Bank Branches
Ocean City Home Bank Branches

[1] At time of announcement.

30

INVESTOR PRESENTATION

OCEANFIRST

Sun Bancorp, Inc. Acquisition

- Strengthens and expands OceanFirst franchise into more demographically attractive Central New Jersey, Philadelphia and New York city metro markets
- 85% stock and 15% cash, valued at $475 million
- Favorable financial terms [1]
  - Price/Tangible Book Value of 169%
  - Price/Core deposit premium of 12.7%
  - 2019E EPS accretion of 3.6% in addition to double digit accretion from Cape and Ocean Shore acquisitions
  - Earnback of approximately 3.5 years
- Effective Execution
  - Announcement – June 30, 2017
  - Regulatory Approvals
    - Federal Reserve Bank – October 17, 2017 *(48-days following application)*
    - Office of Comptroller – December 4, 2017 *(96-days following application)*
  - Shareholder Approvals – October 25, 2017
  - Closing – January 31, 2018
  - System Integration – completed June 9, 2018


Hunterdon
Middlesex
Mercer
Monmouth
Ocean
Burlington
Philadelphia
Camden
Gloucester
Salem
Atlantic
Cumberland
Cape May
New York

Sun National Bank has 15 branches within 3 miles of an OceanFirst Bank branch

Headquarters
OceanFirst Bank Branches
Sun National Bank Branches
Loan Offices

[1] At time of announcement.

31

INVESTOR PRESENTATION

OCEANFIRST

Capital Bank of New Jersey Acquisition

- Deepens OceanFirst's market position in Southern NJ and the greater metro Philadelphia area
- 100% stock, valued at $77 million
- Favorable financial terms [1]
  - Price/Tangible Book Value of 172%
  - Price/Core Deposit Premium of 8.1%
  - 2020E EPS accretion of 2.0%
- Effective Execution
  - Announcement – October 25, 2018
  - Regulatory Approvals – December 19, 2018
  - Shareholder Approvals – January 23, 2019
  - Closing – January 31, 2019
  - System Integration – expected June 2019


Hunterdon
Middlesex
Mercer
Monmouth
New York
Philadelphia
Ocean
Burlington
Camden
Gloucester
Salem
Atlantic
Cumberland
Cape May
Headquarters
OceanFirst Bank Branches
OceanFirst Bank Loan Offices
Capital Bank Branches
Capital Bank Loan Office

[1] At time of announcement.

32

INVESTOR PRESENTATION

OceanFirst Milestones – 117 Years of Growth

- **1902** – Founded, Point Pleasant, NJ
- **1985** – Branch Expansion into Middlesex County
- **1996** – IPO to Mutual Depositors; Created OceanFirst Foundation; Established Commercial Lending
- **1999** – Branch Expansion into Monmouth County
- **2000** – Established Trust and Asset Management
- **2014** – OceanFirst Foundation Exceeds $25 Million in Cumulative Grants
- **2015** – Colonial American Bank Acquired; Commercial LPO Expansion into Mercer County
- **2016** – Cape Bancorp Acquired; Ocean Shore Holding Co. Acquired
- **2018** – Adopted National Bank Charter; Sun Bancorp, Inc. Acquired
- **2019** – Capital Bank of New Jersey Acquired

33

I N V E S T O R P R E S E N T A T I O N . . . Favorable Competitive Position Community Banks serving Mega Banks OceanFirst Bank Central & Southern NJ # of Branches Dep. In Mkt. # of Dep. In Mkt. Dep. In Mkt. Institution ($000) Institution # of Branches Branches ($000) ($000) 59 5,852,183 TD Bank (Canada) 126 21,553,420 Manasquan 10 1,124,236 PNC Bank (PA) 147 18,784,246 OceanFirst Republic First 12 1,099,644 Competitive Position Bank of America (NC) 116 16,288,713 Bank of Princeton 9 842,366 • Responsive Wells Fargo (CA) 139 15,738,724 1ST Constitution 17 759,993 • Flexible Santander Bank 78 6,858,039 Sturdy Savings 14 730,612 (Spain) • Capable • Lending Limit Two River 12 723,017 • Technology • Trust • Cash Management • Consumer & Commercial • Competing Favorably Against Banking Behemoths and Local Community Banks Source: FDIC Summary of Deposits, June 30, 2018 34 Note: Market area is defined as 11 counties in Central and Southern New Jersey

I N V E S T O R P R E S E N T A T I O N . . . Commercial Portfolio Segmentation Total Commercial Loan Exposure by Real Estate Investment by Industry Classification Property Classification Manufacturing Transportation & Motel Miscellaneous Warehousing Office 2.4% Miscellaneous 3.4% 9.4% 1.7% Commercial 23.9% 5.2% Arts/Entertainment/ Development Recreation 2.2% 2.3% Other Services 2.6% Accommodations/ Multi-Family Food Services 21.2% 7.0% Industrial/ Warehouse Healthcare 4.8% 4.7% Residential Wholesale Trade Development 2.4% 3.0% Retail Trade Single Purpose 3.8% Construction Retail Store 4.8% 2.4% 8.3% Real Estate 1-4 Family Investment Shopping Center 8.2% 65.5% 10.8% • Diversified portfolio provides protection against industry-specific credit events 35 As of March 31, 2019